COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2025
Disclosure of contingent liabilities [abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
26(a)    Purchase commitments
As of December 31, 2025 and 2024, our Company had commitments to purchase raw materials totaling $208 million to $222 million and $148 million to $158 million (16,413 to 17,513 metric tons and 16,845 to 17,945 metric tons), respectively, from third parties and PEWC at the prices stipulated in the contracts.
26(b)    Capital commitments
As of December 31, 2025 and 2024, our Company had capital commitment relating to the construction of factory building improvement and acquisition of machinery, totaling $0.2 million and $0.7 million, respectively.
26(c)    Guarantees
As of December 31, 2025 and 2024, APWC provided a corporate guarantee not exceeding the sum of $45 million and $28 million, respectively, for the bond performance and banking facility of Sigma Cable.
As of December 31, 2025 and 2024, there were outstanding bank guarantees of $14 million and $13 million, respectively, issued by the banks on behalf of Charoong Thai and its subsidiaries in respect of certain performance bonds as required in the normal course of business of the companies. These guarantees generally expire within 1 year.
26(d)    Service commitments
As of December 31, 2024, our Company had commitments in respect of management consulting services with related parties totaling $0.03 million.
26(e)    Contingencies

As of December 31, 2025, the Company maintains an outstanding trade receivable balance of $1.7 million due from Khoon Engineering Contractor Pte. Ltd. (“Customer”), a wholly-owned subsidiary of Khoon Group Limited ("Khoon"), an HKEX listed company. On October 14, 2025, Khoon was added to the Specially Designated Nationals and Blocked Persons List ("SDN List") of the U.S. Department of the Treasury’s Office of Foreign Assets Control ("OFAC") subjecting it to OFAC sanctions. Khoon became the subject of OFAC sanctions when an SDN entity acquired a majority equity interest.

Subsequent to Khoon's SDN List designation, in November 2025 the Commercial Affairs Department of Singapore issued a seizure order on Customer’s bank accounts in Singapore. On December 18, 2025 and February 4, 2026 the Customer made applications to the State Courts of Singapore to quash the seizure order, claiming the accounts are not properties in respect of which an offense is suspected to have been committed. On April 7, 2026, the State Courts of Singapore approved the applications by issuing a court order granting the release of funds from the bank accounts, allowing the Customer to make payments on the amounts due, including amounts owed to the Company.

The Customer’s applications and the April 7, 2026 court order currently cover amounts due in October and November 2025. Accordingly, the Company expects to recover approximately $1.2 million in the near term, subject to the release of funds by the Commercial Affairs Department of Singapore and barring any unforeseen circumstances. The Company currently expects such repayment to occur within the next month.

With respect to the remaining balance of approximately $0.5 million relating to amounts due in December 2025, the Company understands that the Court has recognized the necessity for the Customer to repay its creditors. In light of this, and subject to further applications by the Customer, the Company believes it is likely that additional funds will be released to satisfy the remaining outstanding amount. Barring any unforeseen circumstances, the Company expects recovery of this balance within the next few months.

Based on the legal proceedings and recent court orders authorizing the release of funds to creditors, the Company expects full recovery of the balance.